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                                                                  EXHIBIT 10.AI



                       PERFORMANCE STOCK OPTION AGREEMENT

             UNDER THE WYMAN-GORDON COMPANY LONG-TERM INCENTIVE PLAN


              WYMAN-GORDON COMPANY, a Massachusetts corporation (the "Company"), hereby grants to Colin Stead (the "Grantee"), who is now employed by the Company or by a Subsidiary of the Company, a Non-qualified Stock Option (the "Option") to purchase prior to July 16, 2006 (the "Expiration Date") an aggregate of 37,375 shares of Common Stock of the Company ("Shares") at a price of $16.75 per Share pursuant to the terms and conditions set forth in the Wyman-Gordon Company Long-Term Incentive Plan as approved by the stockholders of the Company on October 18, 1995, as it may be amended from time to time in accordance with its terms (the "Plan") and this Stock Option Agreement, as it may be amended from time to time in accordance with its terms (the "Award Agreement"). By execution of this Award Agreement, the Grantee acknowledges receipt of a copy of the Plan and further agrees to be bound thereby and by the actions, pursuant to the Plan, of the Committee referred to in the Plan (the "Committee") and of the Wyman-Gordon Company Board of Directors.

              (1) The Option is in all respects governed by the terms of the Plan. All of the terms and provisions of the Plan are hereby incorporated into this Award Agreement by reference and are made a part of this Award Agreement. For the convenience of the Grantee, certain but not all of the provisions of the Plan are also summarized or elaborated upon in this Award Agreement. Each and every provision of this Award Agreement shall be administered, interpreted, and construed so that the



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Option shall conform to the provisions of the Plan. Any provisions of this Award
Agreement that cannot be so administered, interpreted, or construed shall be disregarded, and, accordingly, in the event of any conflict between the Award Agreement and the Plan, the latter will govern. Any capitalized terms used herein and not defined herein have the respective meanings ascribed to them in the Plan. Whenever the word "Grantee" is used herein in a context where the provision should logically be construed to apply to the Grantee's Beneficiary, the word "Grantee" shall be deemed to include such Beneficiary.

              (2) The date of grant of the Option is July 16, 1996.

              (3) The Option is a Non-qualified Stock Option and is not an Incentive Stock Option.

              (4) Subject to the terms of this Award Agreement, the Option shall be exercisable from and after July 16, 2003; provided, however, that the option may be exercised by the Grantee at any time after January 16, 1997 with respect to the number of shares set forth below if the average closing price during a period of 30 consecutive business days of the Common Stock of the Company, par value $1.00 per share, on the NASDAQ National Market System, or on any successor market or exchange in which the Common Stock is publicly traded, as quoted in the WALL STREET JOURNAL reaches the indicated price levels.




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                                                          CUMULATIVE
                                                            NO. OF
                 STOCK PRICE                            OPTIONS VESTED
                 -----------                            --------------

                Below $21.00                                     0
                       21.00                                 1,869
                       22.00                                 3,738
                       23.00                                 7,475
                       24.00                                13,081
                       25.00                                18,688
                       26.00                                24,294
                       27.00                                29,900
                       28.00                                33,368
                       29.00                                35,506
                       30.00 or above                       37,375

       (5) Grantee may exercise the Option only in the following manner: From time to time prior to the Expiration Date and subject to the provisions of Paragraph 4 above, the Grantee may give written notice to the Treasurer of the Company of his election to purchase some or all of the Shares purchasable at the time of such notice. Said notice shall specify the number of Shares to be purchased and shall be accompanied by payment therefor (a) in U.S. dollars by personal check, bank draft, or money order payable to the order of the Company;
(b) in Shares that have been held by the Grantee for at least six (6) months and that have a Fair Market Value equal to the purchase price; (c) to the extent not limited or prohibited by the Committee, by payment made by the Grantee's broker, in U.S. dollars by personal check, bank draft, or money order payable to the order of the Company, pursuant to the Grantee's instructions; or (d) by a combination thereof; and by any agreement, statement, or other evidence that the Committee may require in order to satisfy itself that the issuance of the Shares being purchased pursuant to such exercise and any subsequent resale thereof will be in compliance with applicable laws and regulations relating to the issuance and sale of securities, including the provisions of the Securities Act of 1933 and regulations promulgated thereunder.



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       (6) The exercise of the Option shall be deemed to occur (a) on the date that the notice of exercise and the personal check, bank draft, money order or Shares are received by the Company, or (b) if such notice of exercise and payment are mailed in the United States, and the United States Postal Service has stamped its postmark thereon, then on the date of such postmark. As soon as practicable after each exercise of the Option and compliance by the Grantee with all applicable conditions, including any payments to the Company that may be required pursuant to Paragraphs 5 and 7 hereof, the Company shall mail or deliver or cause to be mailed or delivered to the Grantee a stock certificate or certificates for the number of Shares that the Grantee shall be entitled to receive upon such exercise under the provisions of this Award Agreement.

       (7) In each case where the Grantee shall exercise the Option, in whole or in part, the Company will notify the Grantee of the amount of withholding tax, if any, that must be paid under Federal and, where applicable, state and local law, by reason of such exercise. It shall be a condition to any delivery of Shares or payment to be made to the Grantee hereunder that provision satisfactory to the Company shall have been made for payment of any taxes the Company determines, in its reasonable opinion, are required to be paid or withheld pursuant to any applicable law or regulation. The Grantee may irrevocably elect to have any withholding tax obligation satisfied by either of the methods described in clause (a) or (c) of Paragraph 5, above, or a combination thereof, whether or not the same method is used to pay the purchase price of the Option. As an alternative to such an election with respect to all or any part of the withholding tax obligation, the Company and its Subsidiaries also shall, to the extent permitted by law, have the right to deduct from any payment or transfer of any kind (whether of cash, Shares, or other property, and whether or not related to the Plan) otherwise due to the Grantee any such taxes required to be withheld.




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       (8)    This Award Agreement and the Grantee's right to exercise the
Option shall terminate, as to any portion of the Option not theretofore exercised, whenever the Grantee is for any reason no longer employed by the Company or a Subsidiary; subject, however, to the following provisions:

              (a) If the Company or a Subsidiary terminates the Grantee's employment for reasons other than fraud, dishonesty, willful misconduct, retirement, or disability, or if the Grantee resigns from the Company and the Subsidiaries (as applicable), the Grantee shall have a period of 90 days immediately after such termination in which to exercise the Option to the extent then exercisable. The Option shall not become exercisable with respect to any Shares with respect to which it was not exercisable on the date of such termination of employment.

              (b) If the termination of Grantee's employment results from the Grantee's death, retirement or disability, the Grantee (or his Beneficiary in the case of his death) shall have a period of three years following such termination to exercise in whole or in part the Option with respect to Shares subject to the Option, to the extent then exercisable. The Option shall not become exercisable with respect to any Shares with respect to which it was not exercisable on the date of such termination of employment.

              (c) If the Grantee dies during the three-year period following retirement or disability referred to in Subsection (b) above, the Option may be exercised in whole or in part by his Beneficiary before the expiration of one year after the date of his death or the expiration of the three-year period following retirement or disability referred to in Subsection (b) above, whichever occurs later.

       For purposes of this Paragraph 8, the term "retirement" shall mean termination of employment after the Grantee has become eligible for an early, normal or late



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retirement benefit (but not a terminated vested or deferred vested benefit)
under the tax-qualified deferred benefit pension plan maintained by the Company and/or its Subsidiaries that covers the Grantee, and the term "disability" shall have the meaning ascribed to it in the Wyman-Gordon Company Savings/Investment Plan.

       (9) The Option is nontransferable other than by will or by the laws of descent and distribution, and the Option may be exercised during the lifetime of the Grantee only by him.

       (10) In the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization, or otherwise; or if there shall be any dividend on the Shares, payable in Shares, or an extraordinary cash dividend or other extraordinary distribution; or if there shall be a stock split, reverse stock split, combination of Shares, exercisability of stock purchase rights received under the Company's Stockholder Rights Plan, or other similar corporate transaction or event that affects the Shares, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of the Grantee or of the potential benefits intended to be made available under the Plan, the number and kind of Shares subject to the Option, the purchase price, and the other relevant provisions of this Award Agreement shall be appropriately adjusted as provided in Section 12 of the Plan.

       (11) As provided in Section 25 of the Plan in the event of a Triggering Event, as hereinafter defined, the Option, to the extent it has not theretofore been exercised, shall be fully exercisable without regard to the schedule in Paragraph 4 above, but the Option shall thereupon become a Limited Right, as hereinafter defined, and the terms thereof shall be modified as described in the remaining provisions of this Paragraph 11. In the event of a Triggering Event, the Grantee shall have the right (the "Limited Right") to have the Company, at the election of the Grantee (which election for each Triggering




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Event, as hereinafter defined, may be made only during the period beginning on the effective date of such Triggering Event, as hereinafter defined, and ending on the 45th day following such date), purchase all or any Shares subject to the Option (to the extent not theretofore exercised) for an amount (payable entirely in cash) equal to the number of Shares with respect to which the Limited Right is exercised, multiplied by the excess of the higher of (a) the highest Fair Market Value of a Share during the period commencing on the ninetieth (90th) day preceding the exercise of the Limited Right and ending on the date of exercise and (b) either (i) if an event described in clause (b) of the definition of "Triggering Event," below, has occurred, the highest price per Share paid for any Share as shown on Schedule 13D (or an amendment thereto) filed pursuant to
Section 13(d) of the 1934 Act by any person or group (as defined in that definition) whose acquisition caused the Triggering Event to occur, or (ii) if an event described in clause (a) of the definition of "Triggering Event," below, has occurred, the fixed or formula price specified in the reorganization (as defined in that definition) if such price is determinable as of the date of exercise of the Limited Right OVER the purchase price of the Option. Such purchase pursuant to the exercise of a Limited Right shall be deemed to be an exercise of the Option. Notwithstanding any other provision of this Award Agreement, no Limited Right may be exercised after the Expiration Date, but a Limited Right may be exercised within six months of the date hereof. For purposes of this Paragraph 11, a Triggering Event shall be deemed to occur when and if any of the following events occurs: (a) stockholder approval of a merger or consolidation involving the Company or a sale of all or substantially all of the assets of the Company (each a "reorganization"), in each case except for a transaction in which the Company's shareholders receive at least 50% of the stock of the surviving, resulting or acquiring corporation; (b) any "person" (other than the Company or an employee benefit plan of the Company or a corporation controlled by an employee benefit plan of the Company or a corporation controlled by the Company's shareholders) becomes the "beneficial owner" of shares of capital stock of the Company representing a majority of the votes entitled to be cast on matters submitted




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to the shareholders of the Company; or (c) persons who, as of July 16, 1996 constituted the Company's Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to July 16, 1996 whose election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Agreement, be considered a member of the Incumbent Board. For purposes of this paragraph, the term "person" shall have the meaning used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and "beneficial ownership" shall have the meaning set forth in Rule 13d-3 of the 1934 Act.

       (12) Notices hereunder shall be mailed or delivered to the Treasurer of the Company at its principal place of business at Grafton, Massachusetts, and shall be mailed or delivered to Grantee at his address set forth below or at such other address as he may subsequently furnish the Treasurer of the Company in writing.

       (13) The Grantee shall not have any rights of a shareholder by virtue of the Option except with respect to Shares actually issued to him, and the issuance of Shares shall confer no retroactive right to dividends.

       (14) The Committee may not, without the written consent of the Grantee, cause this Award Agreement to be revoked, and may not without such written consent make or change any determination or change any term, condition or provision affecting the Option if the determination or change would reduce or adversely affect the Option or the Grantee's rights thereto.

       (15) Notwithstanding anything herein to the contrary, on or after the occurrence of a Triggering Event, as defined above, the Committee may not under any



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circumstances make or change any determination or change any term, condition, or provision affecting the Option if the determination or change would reduce or adversely affect the Option or the Grantee's rights thereto.

       (16) The Grantee shall designate a Beneficiary in writing and in such manner as is acceptable to the Company. If the Grantee fails so to designate a Beneficiary, or if no such designated Beneficiary survives the Grantee, the Grantee's beneficiary shall be the Grantee's estate.

       (17) The exercise of the Option shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such exercise (a) to satisfy withholding tax or other withholding liabilities, (b) to effect the listing, registration, or qualification on any securities exchange or under any state or Federal law of any Shares otherwise deliverable in connection with such exercise, or (c) to obtain the consent or approval of any regulatory body, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. Any such determination (described in the preceding sentence) by the Company must be reasonable, must be made in good faith, and must be made without any intent to postpone or limit such exercise, grant or distribution beyond the minimum extent necessary and without any intent otherwise to deny or frustrate the Grantee's rights in respect of the Option. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent or approval, the Company shall act with all reasonable diligence. Any such postponement or limitation affecting the right to exercise the Option shall not extend the time within which the Option may be exercised, unless the Company and the Grantee choose to amend the terms of this Award Agreement to provide for such an extension; and neither the Company nor its directors



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or officers shall have any obligation or liability to the Grantee with respect to any Shares with respect to which the Option shall lapse, because of a postponement or limitation that conforms to the provisions of this Paragraph 17.

       (18) No fractional Shares shall be issued pursuant to this Award Agreement. The Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional Shares, or whether fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

       (19) Nothing in this Award Agreement shall confer upon the Grantee the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) the Grantee at any time for any reason. The grant of the Option shall not give the Grantee any right to similar grants in future years.

       (20) So long as this Award Agreement shall remain in effect, the Company shall furnish to the Grantee, as and when available, a copy of any Prospectus issued with respect to the Shares covered hereby, and also a copy of all material hereinafter distributed by the Company to its stockholders generally.

       (21) This Award Agreement and the provisions thereof shall be binding upon, and inure to the benefit of, any successor or successors of the Company and the person or entity to whom the Option may have been transferred by will, the laws of descent and distribution, or beneficiary designation hereunder.

       (22) The Award Agreement shall be governed and its provisions construed, enforced and administered in accordance with the laws of the Commonwealth of



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Massachusetts except to the extent that such laws may be superseded by any
Federal law. It may not be modified orally.


WYMAN-GORDON COMPANY

By: /s/ David P. Gruber
    ------------------------------
    David P. Gruber, President
    and Chief Executive Officer

              The foregoing Award Agreement is hereby accepted and the terms thereof hereby agreed to.

GRANTEE


/s/
----------------------------------
   Grantee's Signature


Grantee's Address:

Colin Stead
17030 Country Bridge Rd
Houston, Texas 77098

Social Security Number: ###-##-####









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